SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549




                             FORM 8-K



                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                         February 4, 1998




                         HMN FINANCIAL, INC.
     (Exact name of Registrant as specified in its Charter)



  DELAWARE                    0-24100                41-1777397
(State or other         (Commission File No.)      (IRS Employer
 jurisdiction of                                   Identification
 incorporation)                                        Number)




101 NORTH BROADWAY, SPRING VALLEY, MINNESOTA              55975
(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code: (507) 346-7345




                               N/A
_________________________________________________________________
                                 (Former name or former address, if
changed since last report)

Item 5.  Other Events

     On February 4, 1998 the Registrant issued the attached press release announcing its fourth quarter and annual earnings.

Item 7.  Financial Statements and Exhibits

     (a)  Exhibits

          99.  Press release, dated February 4, 1998.

                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HMN FINANCIAL, INC.






Date: February 4, 1998             By:   /s/ Roger. P. Weise
                                   Roger P. Weise, Chairman
                                   and Chief Executive Officer

                            Exhibit 99